UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2026

INFLECTION POINT ACQUISITION CORP. IV

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42392	98-1797826
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, Fl 47
New York, NY 10105

(Address of principal executive offices, including zip code)

212-984-3835
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right	BACQU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BACQ	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-tenth (1/10) of one Class A ordinary share	BACQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 12, 2026, Inflection Point Acquisition Corp. IV (f/k/a Bleichroeder Acquisition Corp. I, the “Company”) held an extraordinary general meeting (the “Extraordinary General Meeting”). An aggregate of 20,358,101 (60.31%) of the Company’s issued and outstanding ordinary shares, consisting of 12,024,768 Class A ordinary shares, par value $0.0001 per share, and 8,333,333 Class B ordinary shares, par value $0.0001 per share, held of record as of February 2, 2026, the record date for the Extraordinary General Meeting, were present either in person or by proxy, which constituted a quorum. The shareholders voted on the following proposals at the Extraordinary General Meeting, each of which was described in more detail in the Company’s definitive proxy statement/prospectus dated on February 12, 2026 (File No. 333-292719) (the “Proxy Statement/Prospectus”). Any terms used but not defined herein have the meaning assigned thereto in the Proxy Statement/Prospectus.

1.	The Business Combination Proposal. To approve, by ordinary resolution, the Business Combination Agreement, dated as of August 13, 2025, by and among Inflection Point, IPDX Merger Sub, Inc., a Delaware corporation and direct wholly-owned subsidiary of Inflection Point (“Merger Sub”), and Merlin Labs, Inc., a Delaware corporation (referred to herein prior to the Business Combination, as “Merlin” and subsequent to the Business Combination, as “Merlin OpCo”) (as it may be amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Business Combination Agreement,” and the transactions contemplated thereby, the “Business Combination”), pursuant to which, among other things and subject to the terms and conditions therein, Merger Sub will merge with and into Merlin, with Merlin surviving as a wholly-owned subsidiary of Inflection Point, resulting in a combined company whereby Merlin OpCo will become a wholly-owned subsidiary of Inflection Point, and substantially all of the assets and the business of the combined company will be held and operated by Merlin OpCo and its subsidiaries. We refer to this proposal as the “Business Combination Proposal”. A copy of the Business Combination Agreement is attached to the Proxy Statement/Prospectus as Annex A. The Business Combination Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
18,540,948	1,811,622	5,531	0

2.	The Domestication Proposal. To approve, by special resolution, of holders of Class B ordinary shares, par value $0.0001 per share, by Inflection Point, the domestication of Inflection Point as a Delaware corporation (the “Domestication”), which will be accomplished by de-registering Inflection Point from the Register of Companies in the Cayman Islands and transferring by way of continuation out of the Cayman Islands and into the State of Delaware so as to migrate and domesticate as a Delaware corporation in accordance with the amended and restated memorandum and articles of association of Inflection Point (as may be amended from time to time, the “Cayman Constitutional Documents”), Section 388 of the Delaware General Corporation Law (the “DGCL”) and Part XII of the Companies Act (Revised) of the Cayman Islands (the “Companies Act”). The Domestication will be effected at least one day prior to the Closing by Inflection Point filing (a) all applicable documents required to be filed and paying all applicable fees required to paid, and causing the satisfaction of all other conditions to deregistration required to be satisfied, in each case, under Section 206 of the Companies Act, and (b) a certificate of corporate domestication and the proposed new certificate of incorporation of New Merlin (the “Proposed Charter”) with the Delaware Secretary of State. Upon the effectiveness of the Domestication, Inflection Point will re-domicile as and become a Delaware corporation and all outstanding securities of Inflection Point will convert to outstanding securities of New Merlin, as described in more detail in the Proxy Statement/Prospectus. We refer to this proposal as the “Domestication Proposal”. The Domestication Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,333,333	0	0	0

3.	The Stock Issuance Proposal. To approve, by ordinary resolution, including for purposes of complying with the applicable provisions of Nasdaq Listing Rules 5635(a), (b) and (d), the issuance or potential issuance of (i) shares of Series A Preferred Stock and New Merlin Series A Warrants, (ii) shares of the New Merlin Common Stock to be issued to the stockholders of Merlin (the “Merlin Stockholders”), (iii) shares of New Merlin Common Stock issuable upon the conversion of exercise of the shares of Series A Preferred Stock and New Merlin Series A Warrants (each as defined in the Proxy Statement/Prospectus) and (iv) any other issuances of common stock and securities convertible into or exercisable for common stock pursuant to subscription, purchase or similar agreements Inflection Point has entered, or may enter, into prior to Closing. We refer to this proposal as the “Stock Issuance Proposal”. The Stock Issuance Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
18,546,522	1,810,513	1,066	0

4.	The Organizational Documents Proposal. To approve, by special resolution, the Proposed Charter and the proposed new by-laws (the “Proposed Bylaws” and, together with the Proposed Charter, the “Proposed Organizational Documents”) of New Merlin in connection with the Domestication. We refer to this proposal as the “Organizational Documents Proposal”. The form of each of the Proposed Charter and the Proposed Bylaws is attached to the Proxy Statement/Prospectus as Annex B and Annex C, respectively. The Organizational Documents Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
18,546,050	1,810,494	1,557	0

5.	The Advisory Organizational Documents Proposal. To approve the following six separate proposals (collectively, the “Advisory Organizational Documents Proposals”) on an advisory, non-binding basis by special resolution the following material differences between the Cayman Constitutional Documents and the Proposed Organizational Documents:

A.	Advisory Organizational Documents Proposal 5A. Under the Proposed Organizational Documents, New Merlin would be authorized to issue (A) 850,000,000 shares of New Merlin Common Stock and (B) 50,000,000 shares of New Merlin Preferred Stock. Advisory Organizational Documents Proposal 5A was approved. The final voting tabulation is as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
17,778,139	2,573,049	6,913	0

B.	Advisory Organizational Documents Proposal 5B. The Proposed Organizational Documents would adopt (a) Delaware as the exclusive forum for certain stockholder litigation and (b) the federal district courts of the United States of America as the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Advisory Organizational Documents Proposal 5B was approved. The final voting tabulation is as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
17,793,972	2,562,524	1,605	0

C.	Advisory Organizational Documents Proposal 5C. The Proposed Charter would require the affirmative vote of at least two-thirds of the total voting power of all then-outstanding shares of New Merlin to amend, alter, repeal or rescind certain provisions of the Proposed Charter. Advisory Organizational Documents Proposal 5C was approved. The final voting tabulation is as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
17,792,711	2,563,024	2,366	0

D.	Advisory Organizational Documents Proposal 5D. The Proposed Charter would require the affirmative vote of at least two-thirds of the outstanding shares entitled to vote at an election of directors, voting together as a single class, to remove a director, with or without cause. Advisory Organizational Documents Proposal 5D was approved. The final voting tabulation is as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
17,793,312	2,562,468	2,321	0

E.	Advisory Organizational Documents Proposal 5E. The Proposed Charter would prohibit stockholder action by written consent in lieu of a meeting and require stockholders to take action at an annual or special meeting. Advisory Organizational Documents Proposal 5E was approved. The final voting tabulation is as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
17,781,725	2,573,006	3,370	0

F.	Advisory Organizational Documents Proposal 5F. The Proposed Charter would (1) change the corporate name from “Inflection Point Acquisition Corp. IV” to “Merlin, Inc.”, (2) make New Merlin’s corporate existence perpetual and (3) remove certain provisions related to Inflection Point’s status as a blank check company that will no longer be applicable upon consummation of the Business Combination. Advisory Organizational Documents Proposal 5F was approved. The final voting tabulation is as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
18,544,928	1,811,382	1,791	0

6.	The Director Election Proposal. To approve, by ordinary resolution, the election of seven (7) directors to serve on the New Merlin board of directors until the first annual meeting of stockholders of New Merlin to be held following the date of Closing and until any such director’s successor is elected and qualified, subject to such director’s earlier death, disqualification, resignation, or removal. We refer to this proposal as the “Director Election Proposal”. The Director Election Proposal was approved. The final voting tabulation is as follows:

	FOR	WITHHOLD
Matt George	17,794,777	2,563,324
Michael Blitzer	18,545,287	1,812,814
Kenneth Braithwaite	18,545,264	1,812,837
Kelyn Brannon	18,538,726	1,819,375
Michael Montelongo	18,544,755	1,813,346
Carolyn Trabuco	17,789,236	2,568,865
Dr. Robert H. Smith	18,545,287	1,812,814

7.	The New Merlin Incentive Plan Proposal. To approve, by ordinary resolution, that the Merlin, Inc. 2026 Incentive Award Plan (the “New Merlin Incentive Plan”), a copy of which is attached to the Proxy Statement/Prospectus as Annex G, be adopted. We refer to this proposal as the “New Merlin Incentive Plan Proposal”. The New Merlin Incentive Plan Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
18,520,621	1,828,671	8,809	0

8.	The New Merlin Employee Stock Purchase Plan Proposal. To approve, by ordinary resolution, that the Merlin, Inc. 2026 Employee Stock Purchase Plan (the “ESPP”), a copy of which is attached to the Proxy Statement/Prospectus as Annex H, be adopted. We refer to this proposal as the “New Merlin Employee Stock Purchase Plan Proposal”. The New Merlin Employee Stock Purchase Plan Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
18,527,373	1,822,290	8,438	0

As there were sufficient votes at the time of the Extraordinary General Meeting to approve the adoption of the foregoing proposals, the “Adjournment Proposal” as described in the Proxy Statement was not required and the Company did not call a vote on that proposal.

No Offer

This communication is for informational purposes only and shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdictions. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Forward-Looking Statements

Certain statements made herein are not historical facts but may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” or the negatives of these terms or variations of them or similar terminology or expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the proposed business combination between Inflection Point Acquisition Corp. IV (“Inflection Point”) and Merlin Labs, Inc. (“Merlin”), the estimated or anticipated future results and benefits of the combined company following the business combination, including the likelihood and ability of the parties to successfully consummate the business combination, future opportunities for the combined company and other statements that are not historical facts.

These statements are based on the current expectations of Inflection Point and/or Merlin’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Inflection Point and Merlin. These statements are subject to a number of risks and uncertainties regarding Merlin’s business and the business combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to: general economic, political and business conditions; the inability of the parties to consummate the business combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the business combination; failure to realize the anticipated benefits of the business combination, including as a result of a delay in consummating the potential transaction; the risk that the business combination disrupts current plans and operations as a result of the announcement and consummation of the business combination; the risks related to the rollout of Merlin’s business and the timing of expected business milestones; the effects of competition on Merlin’s business; the ability of the combined company to execute its growth strategy, manage growth profitably and retain its key employees; the ability of the combined company to obtain or maintain the listing of its securities on a U.S. national securities exchange following the business combination; costs related to the business combination; and other risks that will be detailed from time to time in filings with the U.S. Securities and Exchange Commission (the “SEC”). The foregoing list of risk factors is not exhaustive. There may be additional risks that Merlin and Inflection Point presently do not know or that Merlin and Inflection Point currently believe are immaterial that could also cause actual results to differ from those contained in forward-looking statements. In addition, forward-looking statements provide Merlin’s and/or Inflection Point’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K (“Current Report”). Merlin and Inflection Point anticipate that subsequent events and developments will cause their assessments to change. However, while Merlin and/or Inflection Point may elect to update these forward-looking statements in the future, Merlin and Inflection Point specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Merlin’s or Inflection Point’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements. Nothing herein should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or results of such forward-looking statements will be achieved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2026

INFLECTION POINT ACQUISITION CORP. IV

By:	/s/ Michael Blitzer
	Name:	Michael Blitzer
	Title:	Chief Executive Officer